UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2025

WW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas, 6th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	WW	The Nasdaq Stock Market LLC*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*

On May 9, 2025, WW International, Inc. (the “Company” or “we”) received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq had determined to delist the Company’s common stock as a result of the Company and certain of its subsidiaries commencing voluntary prepackaged cases under chapter 11 of title 11 of the United States Code, on May 6, 2025 (the “Chapter 11 Cases”). On May 16, 2025, the Company’s common stock was suspended from trading on Nasdaq and began trading on the Pink Current Market, operated by OTC Markets Group, under the symbol “WGHTQ.” The delisting of the Company’s common stock from Nasdaq will become effective 10 calendar days after Nasdaq has filed a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”). The deregistration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the SEC may determine, after the filing of the Form 25.

Item 1.01.	Entry into a Material Definitive Agreement.

RSA Modification

As previously reported, on May 6, 2025, WW International, Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Company Parties”) entered into a restructuring support agreement (including a restructuring term sheet annexed thereto (the “Reorganization Term Sheet”) and together with all annexes and exhibits thereto, the “RSA”) with certain holders of, or investment advisors, sub-advisers or managers of discretionary accounts that hold, loans and/or revolving commitments (the “Credit Agreement Claims”) under the Company’s credit agreement and the Company’s 4.500% senior secured notes due 2029 (the “Senior Secured Notes Claims” and together with the Credit Agreement Claims, the “First Lien Claims”) (collectively, the “Initial Consenting Creditors” and, together with any subsequent holder, investment advisor, sub-adviser or manager that has or will become a party to the RSA by joinder, the “Consenting Creditors”).

On May 30, 2025, the Company Parties and the requisite Consenting Creditors (the “Requisite Consenting Creditors”) agreed (which agreement is binding on all Consenting Creditors) to modify certain of the terms of the reorganization (the “RSA Modification”). As previously disclosed, each holder of First Lien Claims will receive, among other recoveries, its pro rata share of $465 million of takeback debt (which, at the time of the initial RSA signing, could have been in the form of senior secured term loans or senior secured notes, at the election of each holder) (the “New Takeback Debt”). Pursuant to the RSA Modification, the Company Parties and the Requisite Consenting Creditors agreed to modify the New Takeback Debt to remove the option to elect between senior secured term loans and senior secured notes. As a result, all New Takeback Debt will be issued in the form of new senior secured term loans. All other terms of the RSA remain in full force and effect.

Item 1.03	Bankruptcy or Receivership.

As previously reported, on May 6, 2025, the Company Parties commenced voluntary prepackaged cases under chapter 11 of title 11 of the United States Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware (the “Court”) to implement a prepackaged chapter 11 plan of reorganization (the “Plan”) that effectuates a financial restructuring of the Company’s secured debt (the “Financial Reorganization”). The Chapter 11 Cases are being administered under the caption In re WW International, Inc., et al., Case No. 25-10829.

On May 30, 2025, the Company filed with the Court (i) an amended Plan (the “Amended Plan”) and (ii) a supplement to the Plan (the “Plan Supplement”). The Amended Plan makes certain technical modifications as well as implements the removal of the option to elect the form of the New Takeback Debt described above.

The Plan Supplement provided substantially final versions of the expected new governing documents for the reorganized Company and the New Takeback Debt.

A copy of the Amended Plan is included hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional information about the Chapter 11 Cases is available at https://restructuring.ra.kroll.com/weightwatchers. For copies of motions and orders filed with the Court and other documents related to the court supervised process, including the Amended Plan and Plan Supplement, please visit https://restructuring.ra.kroll.com/weightwatchers.

This announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan or Amended Plan. Nor should it be construed as a solicitation for any investment.

Cautionary Note Regarding the Chapter 11 Cases

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by the holders of the Company’s securities in the Chapter 11 Cases. The Company expects that its equity holders may experience a significant loss on their investment if the Amended Plan is confirmed.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, in particular, any statements about our plans, strategies, objectives, initiatives, roadmap and prospects. We generally use the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this Current Report on Form 8-K to identify forward-looking statements. We have based these forward-looking statements on our current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements, include, but are not limited to, statements related to the Financial Reorganization described above, including the Company’s ability to complete the Financial Reorganization on the terms contemplated by the RSA and the disclosure statement relating to the Plan, on the timeline contemplated or at all, and the Company’s ability to realize the intended benefits of the Financial Reorganization. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors. Some of these risks and uncertainties include: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to the Company’s ability to obtain Court approval with respect to motions in the Chapter 11 Cases and approval of requisite stakeholders and confirmation by the Court of the Amended Plan, the effects of the Chapter 11 Cases on the Company and its various constituents, the impact of Court rulings in the Chapter 11 Cases, the ultimate outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, attendant risks associated with restrictions on the Company’s ability to pursue its business strategies while the Chapter 11 Cases are pending, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity, the likelihood of the cancellation of the Company’s common stock in the Chapter 11 Cases, uncertainty regarding the Company’s ability to retain key personnel and management, whether the Company’s members might lose confidence in the Company’s ability to reorganize its capital structure successfully and may seek to establish alternative commercial relationships as a result of the Chapter 11 Cases and uncertainty and continuing risks associated with the Company’s ability to achieve its goals and continue as a going concern. Additional risks that could cause future results to differ from those expressed by any forward-looking statement are described in the Company’s reports filed with the U.S. Securities and Exchange Commission, including in the section entitled “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024 and the section entitled “Risk Factors” in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 29, 2025. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those identified herein, could cause our results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, we do not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of the filing of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	First Amended Joint Prepackaged Plan of Reorganization, dated May 30, 2025

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WW INTERNATIONAL, INC.

By:	/s/ Felicia DellaFortuna
	Name:	Felicia DellaFortuna
	Title:	Chief Financial Officer

Date: June 2, 2025

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